                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 20, 1996


                               PICO HOLDINGS, INC.
               (Exact name of registrant as specified in charter)


            California                  0-18786               94-2723335
   (State or other jurisdiction       (Commission            (IRS Employer
       of incorporation)              File Number)         Identification No.)


  875 Prospect Street, Suite 301, La Jolla, California            92037
           (Address of principal executive offices)             (Zip Code)


         Registrant's telephone number, including area code   (619) 456-2422


                            CITATION INSURANCE GROUP
                        One Almaden Boulevard, Suite 300
                           San Jose, California 95113
         (Former name or former address, if changed since last report)

ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

         On November 20, 1996, Citation Holdings, Inc., an Ohio corporation ("Sub") and a wholly-owned subsidiary of Citation Insurance Group ("Citation" or the "Registrant"), merged with and into Physicians Insurance Company of Ohio, an Ohio corporation ("PICO"), (the "Merger") pursuant to an Agreement and Plan of Reorganization (the "Merger Agreement"), dated as of May 1, 1996, as amended, by and among PICO, Citation and Sub. Pursuant to the Merger, each outstanding share of the Class A Common Stock of PICO (the "PICO Stock") was converted into the right to receive 5.0099 shares of Citation Common Stock. As a result, (i) the former shareholders of PICO own approximately 80% of the outstanding Citation Common Stock and control the Board of Directors of Citation and (ii) PICO has become a wholly owned subsidiary of Citation. Pursuant to the Merger Agreement, Citation also assumed all outstanding options to acquire PICO Common Stock.

         Effective upon the Merger, Citation's name was changed to "PICO Holdings, Inc." and the Nasdaq symbol for Citation stock was changed to "PICO."

         As a result of the Merger the following individuals and entities own five percent (5%) or more of the Registrant:

                                               NUMBER OF SHARES            PERCENTAGE
                                               AND NATURE OF               OWNERSHIP OF
                                               BENEFICIAL                  REGISTRANT
NAME OF BENEFICIAL OWNER                       OWNERSHIP(1)
----------------------------------------------------------------------------------------

Guinness Peat Group plc (2)                    6,065,871                   18.8%

Global Equity Corporation (3)                  4,258,415                   13.2%

John D. Weil (4)                               2,135,708                    6.6%

John R. Hart (5)                               1,908,847                    5.8%

Ronald Langley (5)                             1,908,847                    5.8%


(1)      Sole voting and investment power unless otherwise indicated.

(2) Guinness Peat Group plc ("GPG") has an option to purchase $1,175,000 more of newly issued shares of the Registrant's stock, pursuant to the GPG Agreement (as defined below) as amended. The purchase price would be the average of the closing bid prices for the Registrant's Stock on Nasdaq for the 20 trading days immediately preceding the date when GPG gives notice of purchase. This option will expire if GPG's ownership of shares of the Registrant's Stock becomes less than 7.5%. The Registrant has, pursuant to the GPG Agreement, a first right to purchase any of the Registrant's Stock which GPG desires to sell, except for sales to Ronald Langley and John R. Hart (see note 5 below).

(3) Global Equity Corporation ("GEC") has an option to purchase $825,000 more of newly issued shares of the Registrant's Stock, pursuant to the Subsequent Agreement (as defined below). The purchase price would be the average of the closing bid prices for the Registrant's Stock on Nasdaq for the 20 trading days immediately preceding the date when GEC gives notice of purchase. This option will expire if GEC's ownership of the Registrant's Stock becomes less than 7.5%. Also pursuant to the Subsequent Agreement, until December 10, 1996, if the Registrant issues additional equity securities of any class or type, GEC has the prior right and option to participate in the issuance of such equity securities in an amount not to exceed $5,000,000 in aggregate purchase price. The Registrant has, pursuant to the Subsequent Agreement, a first right to purchase any of the Registrant's Stock which GEC desires to sell. Pursuant to California law, GEC is unable to vote any shares of the Registrant's Stock.

(4) Mr. Weil owns 10,019 shares of the Registrant's Stock directly and has indirect ownership of an additional 2,125,689 shares of the Registrant's Stock.

(5) Mr. Langley and Mr. Hart each hold options to purchase up to 1,032,114 shares of the Registrant's Stock presently owned by GPG. In addition, Mr. Langley and Mr. Hart each hold currently exercisable options to purchase up to 876,732 shares of the Registrant's Stock.

         GPG entered into an Agreement for Purchase and Sale of Stock, dated November 23, 1993, with Quaker Holdings Limited and PICO (the "GPG Agreement") as amended by the Agreement for Purchase and Sale of Shares dated May 9, 1996 between GPG, GEC and PICO (the "Subsequent Agreement"), pursuant to which GPG acquired shares of PICO Stock. Pursuant to the GPG Agreement, GPG acquired certain rights with respect to nomination of directors to the PICO Board of Directors and to the purchase of additional shares from PICO. Pursuant to the Subsequent Agreement, GPG sold to GEC shares of PICO Stock and transferred certain rights held by it to GEC. PICO's obligations under the GPG Agreement and the Subsequent Agreement have been assumed by the Registrant.

         The GPG Agreement, as amended, provides that, subject to the fiduciary duties and responsibilities which the Registrant and its Board of Directors owe to all of its shareholders and other persons, the Registrant will use its best efforts to cause the nomination and election of one person designated by GPG to serve on the Registrant's Board of Directors. Currently, GPG has designated Dr. Weiss as its nominee to the Registrant's Board of Directors. Under the GPG Agreement, as amended, GPG shall continue to have the right to nominate one director so long as it owns 11% or more of the Registrant.

         Pursuant to the GPG Agreement and the Subsequent Agreement, each of GPG and GEC have the right to require the Registrant to register their shares for resale in the public market. GPG and GEC have agreed not to exercise their registration rights for a period of six months after the Merger. Pursuant to the GPG Agreement and the Subsequent Agreement, GPG and GEC have rights to acquire shares of the Registrant as described in notes 2 and 3 above.

         Pursuant to the Merger Agreement, the Registrant's Board consists of nine persons, two of whom were designated by Citation prior to the Merger (collectively, the "Citation Directors"), and seven of whom were designated by PICO prior to the Merger (collectively, the "PICO Directors"). Three PICO Directors, S. Walter Foulkrod, III, Esq., Richard D. Ruppert, M.D., and Gary H. Weiss are serving as Class I Directors and will stand for reelection at the 1997 annual shareholders' meeting. The Citation Directors, Marshall J. Burak and Paul
M. Bancroft, and one PICO Director, Robert R. Broadbent, are serving as Class II Directors and will stand for reelection at the 1998 annual shareholders' meeting. Three PICO Directors, John R. Hart, Ronald Langley and John D. Weil, are serving as Class III Directors and will stand for reelection at the 1999 annual shareholders' meeting. All other directors of the Registrant in office prior to the Merger resigned immediately prior to the Merger.

         No five percent (5%) or greater shareholder of the Registrant prior to the Merger continues to hold 5% or more of the Registrant after the Merger.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

Pursuant to the Merger as described in Item 1 above, the Registrant acquired PICO, which is now a wholly owned subsidiary of the Registrant, on November 20, 1996. The Registrant issued an aggregate of approximately 26,106,072 shares of its common stock to PICO shareholders in exchange for their PICO Stock reflecting an exchange ratio of 5.0099 shares of Citation Common Stock issued for each share of PICO stock.


Each share of PICO Stock outstanding immediately prior to the Merger (except shares of PICO Stock as to which dissenters' rights have been perfected) was converted into the right to receive a number of shares of Citation Common Stock equal to the Exchange Ratio. The Exchange Ratio was equal to the PICO Share Value divided by $5.03, and the PICO Share Value was the average of the closing prices of one share of PICO Stock on the Nasdaq National Market for the 20 consecutive trading days ending with the trading day immediately prior to the date the last significant condition to the Merger was met, except that, because the average share value as described above was less than $25.20 per share, the PICO Share Value was equal to $25.20.

Pursuant to the Merger, Citation also assumed PICO's obligations with respect to outstanding options to purchase 508,000 shares of PICO stock. Each PICO Option is exercisable for that number of shares of Citation Common Stock equal to the number of shares of PICO Stock subject to such PICO Option immediately prior to the Merger multiplied by the Exchange Ratio and rounded down to the nearest whole number. The exercise price per share of Citation Stock for each PICO Option is determined by dividing the exercise price per share of PICO Stock for such PICO Option in effect immediately prior to the Merger by the Exchange Ratio, and rounding down to the nearest whole cent.

The Merger was structured as a tax free reorganization.

PICO is incorporated under the laws of the state of Ohio. PICO, together with its subsidiaries operates primarily as a diversified investment and insurance company. The Registrant shall continue to use the physical property of PICO and its subsidiaries, in the operation of such business.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a)      (i)      As a result of the Merger, Deloitte & Touche, L.L.P.
                  ("Deloitte"), independent auditors of the Registrant, were dismissed by the Registrant as its principal accountant effective as of November 26, 1996. Deloitte's reports on the Registrant's Financial Statements for 1995 and 1994 contained no adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty or audit scope;
                  however, Deloitte's reports for 1995 and 1994 were modified related to the Company's change in its method of accounting for income taxes effective January 1, 1993 to conform with Statement of Financial Accounting Standards (SFAS) No. 109, its change in its method of accounting for investments in debt and equity securities effective December 31, 1993 to conform with SFAS 115 and its change in its method of accounting for reinsurance effective January 1, 1993 to conform with SFAS No.
                  113. The decision to change accountants was approved by the Board of Directors of the Registrant.

         (ii) Since January 1, 1994, the Registrant had not had any disagreement with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure.

         (iii) None of the events described in Item 304(a)(1)(v) of Regulation S-K have occurred since January 1, 1994 and require disclosure. The Registrant has requested that Deloitte furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated December 4, 1996 is filed as Exhibit 16.1 to this Form 8-K.

(b) The Registrant has engaged Coopers & Lybrand, L.L.P. ("Coopers") as the independent accountant for the Registrant effective November 26, 1996. Coopers was the independent accountant for PICO prior to the Merger. Since January 1, 1994 the Registrant has not consulted Coopers regarding any mater described in Item 304(a)(2)(i) or (ii) of Regulation S-K.

ITEM 5.  OTHER EVENTS.

In addition to the events described in Items 1, 2 and 4 above, pursuant to the Merger, the Registrant:

         (i)      changed its name to PICO Holdings, Inc.

         (ii) changed its transfer agent to The Huntington National Bank, Huntington Center, HC-1112, Columbus, Ohio 43287

         (iii) changed the Agent under its Rights Agreement dated July 21, 1991, as amended, from Registrar and Transfer Agent to The Huntington National Bank.

         (iv)     amended its By-Laws

         (v)      amended its Articles of Incorporation

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of PICO.

                  The financial statements of PICO, one of its subsidiaries and an affiliate and the related Notes and Reports of Independent or Chartered Accountants listed below (collectively, the "PICO Financial Statements") are incorporated herein by reference to pages F-1 through F-72 of the Registrant's Registration Statement on Form S-4 (File No. 333-06671) .

                           PICO

                           Report of Independent Accountants

                           Consolidated Balance Sheets as of December 31, 1995 and 1994

                           Consolidated Statements of Operations for the Years Ended December 31, 1995, 1994 and 1993

                           Consolidated Statements of Changes in Shareholders' Equity for the Years Ended December 31, 1995 and 1994

                           Consolidated Statements of Cash Flows for the Years Ended December 31, 1995, 1994 and 1993

                           Notes to the Consolidated Financial Statements

                           Consolidated Balance Sheets as of June 30, 1996 (unaudited) and December 31, 1995

                           Consolidated Statements of Operations for the six months ended June 30, 1996 and 1995 (unaudited)

                           Consolidated Statements of Cash Flows for the six months ended June 30, 1996 and 1995 (unaudited)

                           Notes to the Consolidated Financial Statements

                           GLOBAL EQUITY CORPORATION (formerly the Ondaatje Corporation)

                           Report of Chartered Accountants

                           Consolidated Statements of Financial Position for the Years Ended March 31, 1995 and 1994

                           Consolidated Statements of Operations for the Years Ended March 31, 1995, 1994 and 1993

                           Consolidated Statements of Deficit for the Years Ended March 31, 1995, 1994 and 1993

                           Consolidated Statements of Changes in Financial Position for the Years Ended March 31, 1995, 1994 and 1993

                           Notes to the Consolidated Financial Statements

                           Consolidated Balance Sheets as of September 30, 1995 and 1994

                           Consolidated Statements of Operations for the six months ended September 30, 1995 and 1994 (unaudited)

                           Consolidated Statements of Changes in Financial Position for the six months ended September 30, 1995 and 1994 (unaudited)

                           Notes to the Consolidated Financial Statements (unaudited)

                           SEQUOIA INSURANCE COMPANY

                           Report of Independent Accountants

                           Balance Sheets as of December 31, 1994 and 1993

                           Statements of Operations for the Years Ended December 31, 1994, 1993 and 1992

                           Statements of Changes in Shareholder's Equity for the Years Ended December 31, 1994, 1993 and 1992

                           Statements of Cash Flows for the Years Ended December 31, 1994, 1993 and 1992

                           Notes to Financial Statements

                           Balance Sheets as of June 30, 1995 (unaudited) and December 31, 1994

                           Statements of Operations for the six months ended June 30, 1995 and 1994 (unaudited)

                           Statements of Changes in Shareholder's Equity for the six months ended June 30, 1994 and 1995 (unaudited)

                           Statements of Cash Flows for the six months ended June 30, 1995 and 1994 (unaudited)

                           Notes to interim Financial Statements

                  The Registrant intends to file financial statements of PICO for the nine (9) month period ended and as of September 30, 1996 on or before December 31, 1996 on an amendment to this Form 8-K.

         (b)      Pro forma financial information.

                  Pro forma financial information for the year ended December 31, 1995, the six months ended June 30, 1996 and as of June 30, 1996, are incorporated herein by reference to pages 54-59 of the Registrant's Registration Statement on Form S-4 (File No. 333-06671).

                  The Registrant intends to file the pro forma financial information for the nine month period ended and as of September 30, 1996, on or before December 31, 1996.

         (c)      Exhibits.

Exhibit No.                                                      Description
-----------                                                      -----------

2.2                    Agreement and Plan of Reorganization dated as of May 1, 1996 among the Registrant, Citation Holdings, Inc. and PICO and amendment thereto dated August 14, 1996, incorporated herein by reference to exhibit filed with Amendment No. 2 to Registration
                       Statement on Form S-4 (File No. 333-06671).

2.3                    Second Amendment to Agreement and Plan of Reorganization dated
                       November 12, 1996.

3.1                    Amended and Restated Articles of Incorporation of the Registrant.

4.1                    Rights Agreement dated July 22, 1991 between Citation and
                       Security Pacific National Bank ("Rights Agreement"), incorporated herein by reference to exhibit filed with Form 8-A on July 22, 1991.

4.2                    First Amendment to Rights Agreement dated April 30, 1996.

4.3                    Second Amendment to Rights Agreement dated November 20, 1996.

16.1 Letter regarding change in Certifying Accountant from Deloitte & Touche, LLP, independent auditors.

23.1                   Consent of Coopers & Lybrand L.L.P.

23.2                   Consent of KPMG Peat Marwick Thorne, Chartered Accountants.

99.1                   PICO Financial Statements, incorporated herein by reference to pages
                       F-1 through F-72 of Registrant's Registration Statement on Form S-4
                       (File No. 333-06671).

99.2*                  Unaudited financial statements of PICO for the nine month period ended as of September 30, 1996 and 1995.

99.3*                  Unaudited pro forma combined financial statements for the nine month period ended and as of September 30, 1996.

*        To be filed by amendment

                                           SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PICO HOLDINGS, INC.


Date:  December 4, 1996             By: /s/ Gary W. Burchfield
                                        ----------------------
                                            Gary W. Burchfield, Chief Financial
                                            Officer and Treasurer

                                  EXHIBIT INDEX


Exhibit No.                                                      Description
-----------                                                      -----------

2.2                    Agreement and Plan of Reorganization dated as of May 1, 1996 among the Registrant, Citation Holdings, Inc. and PICO and amendment thereto dated August 14, 1996, incorporated herein by reference to exhibit filed with Amendment No. 2 to Registration
                       Statement on Form S-4 (File No. 333-06671).

2.3                    Second Amendment to Agreement and Plan of Reorganization dated
                       November 12, 1996.

3.1                    Amended and Restated Articles of Incorporation of the Registrant.

4.1                    Rights Agreement dated July 22, 1991 between Citation and
                       Security Pacific National Bank ("Rights Agreement") incorporated herein by reference to exhibit filed with Form 8-A on July 22, 1991.

4.2                    First Amendment to Rights Agreement dated April 30, 1996.

4.3                    Second Amendment to Rights Agreement dated November 20, 1996.

16.1 Letter regarding change in Certifying Accountant from Deloitte & Touche, LLP, independent auditors.

23.1                   Consent of Coopers & Lybrand L.L.P.

23.2                   Consent of KPMG Peat Marwick Thorne, Chartered Accountants.

99.1                   PICO Financial Statements, incorporated herein by reference to pages
                       F-1 through F-72 of Registrant's Registration Statement on Form S-4
                       (File No. 333-06671).

99.2*                  Unaudited financial statements of PICO for the nine month period ended as of September 30, 1996 and 1995.

99.3*                  Unaudited pro forma combined financial statements for the nine month period ended and as of September 30, 1996.


*        To be filed by amendment